UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2023

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On November 8, 2023, AppLovin Corporation (“AppLovin” or the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023 and issued a letter to its shareholders. A copy of the press release and shareholder letter are attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K and are incorporated by reference herein.

The information in this Item 2.02 of this current report on Form 8-K and the related exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
    Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2023, Herald Chen, the Company's President and Chief Financial Officer, informed the Company that he will resign from his management roles, effective as of December 31, 2023. Mr. Chen will continue to serve on the Company's Board and will serve as an advisor to the Company’s Chief Executive Officer from January 1, 2024.

On November 3, 2023, the Company’s board of directors (the “Board”) appointed Matthew Stumpf, the Company’s current Vice President of Finance and FP&A, to serve as Chief Financial Officer, effective as of January 1, 2024. Effective as of January 1, 2024, Mr. Stumpf will be deemed the Company’s principal financial officer and Dmitriy Dorosh, the Company’s current Vice President, Controller, will be deemed the Company’s principal accounting officer.

Mr. Stumpf, 39, has served as the Company’s Vice President of Finance and FP&A since July 2022. Mr. Stumpf previously served as the Company's Senior Director, FP&A from February 2020 through June 2022. Prior to joining the Company, Mr. Stumpf worked at PricewaterhouseCoopers, an audit and assurance, consulting and tax services firm, from 2006 to 2020 in roles of increasing responsibility, including most recently as Transaction Services - Financial Due Diligence Director. He holds a B.A. in Business Management Economics from the University of California, Santa Cruz.

Mr. Dorosh, 38, has served as the Company’s Vice President, Controller since September 2022. Mr. Dorosh previously served as the Company’s Senior Director, Assistant Controller from January 2022 through August 2022 and Director of Technical Accounting and SEC Reporting from November 2019 through December 2021. Prior to joining the Company, Mr. Dorosh worked at Facebook, Inc., a social media company, in Technical Accounting from October 2017 through October 2019, and at WageWorks, Inc., a benefits management services platform, as Director of Technical Accounting and Policy from May 2017 through October 2017. Mr. Dorosh began his career at PricewaterhouseCoopers, an audit and assurance, consulting and tax services firm, from 2007 to 2017, serving in roles of increasing responsibility, including most recently as a Transactions Services Director. He holds a B.A. in Finance and Accounting from Fresno Pacific University.

Stumpf Offer Letter

On November 6, 2023, the Company entered into an offer letter with Mr. Stumpf (the “Stumpf Offer Letter”), which provides for compensation arrangements effective upon him assuming the role of Chief Financial Officer. The Stumpf Offer Letter is on the Company’s form of confirmatory employment letter, a copy of which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-253800), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2021 (the “Form Offer Letter”), does not have a specific term and provides that Mr. Stumpf’s employment as Chief Financial Officer will be at-will. Under the Stumpf Offer Letter, the Company will pay Mr. Stumpf an annual base salary of $400,000, which will be subject to review and adjustment from time to time by the Board or its Compensation Committee (the “Committee”). Mr. Stumpf will continue to be eligible to participate in the benefit programs generally available to employees of the Company, including retirement and health and welfare plans.

Pursuant to the terms of the Stumpf Offer Letter, the Company has granted Mr. Stumpf an award of $5,000,000 restricted stock units (“RSUs”), which will vest quarterly over a one-year period with the first vesting date on February 20, 2024, subject to Mr. Stumpf’s continuous role as a service provider to the Company through the applicable vesting date. The Stumpf Offer Letter also provides that Mr. Stumpf will be eligible to participate in the Company’s Executive Change in Control and Severance Plan, a copy of which was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-253800), filed with the SEC on March 22, 2021 (the “Severance Plan”). The Company will also enter into its standard form of indemnification agreement with Mr. Stumpf, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-253800), filed with the SEC on March 2, 2021 (the “Form Indemnification Agreement”).

Effective upon his appointment as Chief Financial Officer of the Company, Mr. Stumpf will be designated as an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

There are no arrangements or understandings between Mr. Stumpf and any other persons pursuant to which Mr. Stumpf was selected as Chief Financial Officer. There are no family relationships between Mr. Stumpf and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dorosh Offer Letter

On November 7, 2023, the Company entered into an offer letter with Mr. Dorosh (the “Dorosh Offer Letter”), which provides for compensation arrangements effective upon his designation as principal accounting officer. The Dorosh Offer Letter is on the Form Offer Letter, does not have a specific term and provides that Mr. Dorosh’s employment as Vice President, Controller, will continue be at-will. Under the Dorosh Offer Letter, the Company will pay Mr. Dorosh an annual base salary of $400,000, which will be subject to review and adjustment from time to time by the Board or the Committee. Mr. Dorosh will continue to be eligible to participate in the benefit programs generally available to employees of the Company, including retirement and health and welfare plans.

Pursuant to the terms of the Dorosh Offer Letter, the Company has granted Mr. Dorosh an award of $1,250,000 RSUs, which will vest quarterly over a one-year period with the first vesting date on February 20, 2024, subject to Mr. Dorosh’s continuous role as a service provider to the Company through the applicable vesting date. The Dorosh Offer Letter also provides that Mr. Dorosh will be eligible to participate in the Severance Plan. The Company will also enter into its Form Indemnification Agreement with Mr. Dorosh.

Effective upon designation as principal accounting officer of the Company, Mr. Dorosh will be designated as an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

There are no arrangements or understandings between Mr. Dorosh and any other persons pursuant to which Mr. Dorosh was designated as the principal accounting officer. There are no family relationships between Mr. Dorosh and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Chen Advisory Services

Following Mr. Chen’s departure as an employee on December 31, 2023, he is expected to continue to serve as an advisor to the Company’s CEO for a one-year period, in exchange for which he will receive an award of $2,400,000 RSUs, which will vest quarterly over a one-year period with the first vesting date on February 20, 2024, subject to Mr. Chen’s continuous role as a service provider to the Company through the applicable vesting date. Upon cessation of his advisory services, Mr. Chen will receive the standard compensation available to the Company’s non-employee directors for any ongoing director service he provides to the Company.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated November 8, 2023.
99.2	Letter to Shareholders, dated November 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: November 8, 2023	/s/ Herald Chen
Herald Chen
Chief Financial Officer